UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05468

Exact name of registrant as specified in charter:	The High Yield Plus Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	3/31/2005

Date of reporting period:	9/30/2004

Item 1 –	Reports to Stockholders – [ INSERT REPORT ]

The High Yield Plus Fund, Inc.

SEMI - ANNUAL REPORT

September 30, 2004

Directors

David E. A. Carson

Eugene C. Dorsey

Robert E. La Blanc

Douglas H. McCorkindale

Thomas T. Mooney

Clay T. Whitehead

Investment Adviser

Wellington Management Company, LLP

75 State Street

Boston, MA 02109

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

Custodian

The Bank of New York

One Wall Street

New York, NY 10286

Transfer Agent

Equiserve Trust Company, N.A.

P.O. Box 43011

Providence, RI 02940-3011

Independent Auditors

KPMG LLP

757 Third Avenue

New York, NY 10017

Legal Counsel

Kirkpatrick & Lockhart LLP

1800 Massachusetts Avenue, N.W.

Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

The accompanying financial statements as of September 30, 2004 were not audited and, accordingly, no opinion is expressed on them.

The views expressed in this report and the information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The High Yield Plus Fund, Inc.

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

For information call toll-free (800) 451-6788

CUSIP 429906100

HYPS

Letter To Shareholders September 30, 2004

Dear Shareholder:

The high yield market posted a positive 3.8% return for the six months ended September, as measured by the Lehman Brothers High Yield Index, significantly outperforming investment-grade bonds, which returned 0.7% for the same time period, as measured by the Lehman Brothers Aggregate Index.

Market Update

As of September 30th, high yield spreads narrowed 14 basis points from the end of March to 324 basis points over the 10-year US Treasury. Spreads continue to trade well inside their 10-year historical spread average of 509 basis points. While this may appear as an indication that the high yield market is overvalued, it is important to view spreads within the context of their credit cycle. In fact, today’s spreads are comparable to those in previous periods of economic recovery.

Within high yield, lower-quality bonds outperformed the higher-quality segment of the market. BB-rated bonds returned 2.9% this period, while B-rated bonds returned 4.1%, and CCC-rated bonds returned 5.5%.

Fundamentally, we remain cautiously optimistic about the high yield market. Moody’s current default rate of 2.3% is the lowest rate reported since defaults began to increase early in 1999. By comparison, Moody’s global speculative grade default rate was 6.1% for the same period last year. The high yield market’s low default rate reflects an improving credit environment in which high yield companies are enjoying the benefits of a strengthening economy coupled with vastly improved balance sheets following historically low interest rates. The rating agency expects the default rate to decline to 1.6% by year-end.

Investor interest in high yield was strong during the third quarter, with cash flows to the asset class of US$2.4 billion compared to US$1.1 billion in the third quarter of 2003. However, on a year-to-date basis, the high yield market has experienced an outflow of US$6.3 billion compared to an inflow of US$26.5 billion over the first three quarters of 2003. On the supply side, US$114.6 billion of new issues have priced year-to-date, versus US$105.5 billion for the same period last year, according to Merrill Lynch.

Fund Performance.

The Fund’s total returns for periods ended September 30, 2004 are shown on the following table. For comparison, we have also provided the returns of the Lehman Brothers High Yield Index and the Lipper Closed-End Leveraged High Yield category, an average of 28 closed-end high yield leveraged funds; we would note that the degree of leverage varies substantially amongst the funds in the group and can affect performance.

TOTAL RETURNS

For Periods Ended September 30, 2004

	6 Mos	1 Yr	2 Yrs*

High Yield Plus Fund (NAV)[1]	4.2%	15.5%	27.5%

Lipper Closed-End High Current Yield Leveraged Average	6.0	18.5	29.5
Lehman Brothers High Yield Index	3.8	12.6	21.0

[1]	Represents NAV-based performance calculations as provided by Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Returns based on market performance of the Fund’s shares would be different.
*	Annualized

The Fund is leveraged and has a $35 million credit line provided by Bank of America as of September 30, 2004. The Fund had drawn $28 million on the line at quarter end; this borrowing is unchanged from the Fund’s prior fiscal year-end. Borrowings fluctuate depending on investment outlook and opportunities. As of September 30, 2004, the Fund’s shares were priced at $4.51. This price reflected a premium of 13.6% to the Fund’s net asset value of $3.97 per share. (The average premium of the funds in the Lipper Leveraged Closed End universe was 4.3% as of September 30, 2004.) The Fund’s monthly dividend rate of $0.035 per share equates to an annualized yield of 9.3% relative to the Fund’s stock price.

Among the industries that added the most value to the Fund on an absolute basis during the period were Metals, Chemicals, Media Noncable and Utilities. Utilities benefited from improved access to capital, leading to added liquidity and balance sheet repair. Metals and Chemicals each improved with the cyclical recovery in the economy. Among the sectors that lagged during the period were Transportation, driven by poor performance in the airline sub-sector, Supermarkets, a sector under extreme competitive pressure, and Wireless Telecommunications.

We expect further short term rate increases to continue for the foreseeable future, however, we believe that the increases will not constrict credit availability for high yield companies. Economic fundamentals are improving the financial health of high yield issuers. After two years of strong performance, yields are now at historic lows. This change in valuation deserves a more cautionary approach to the high yield market.

As always, we appreciate your interest in the Fund.

Sincerely yours,

Earl McEvoy

Portfolio Manager

Senior Vice President

Wellington Management Company, LLP

Portfolio of Investments as of September 30, 2004 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount	Value (Note 1)

LONG-TERM INVESTMENTS—141.3%
CORPORATE BONDS—141.3%
Aerospace/Defense—1.2%

Argo-Technology Corp., Sr. Notes	Ba3	9.250%	6/1/11	$205,000	$219,862
Sequa Corp., Sr. Notes	B1	9.00	8/1/09	500,000	550,000

					769,862
Automative—6.9%

Accruride Corp., Sr. Sub. Notes, Ser. B	Caa1	9.25	2/1/08	720,000	736,200
Advanced Accessory Systems, Sr. Notes	B3	10.75	6/15/11	135,000	126,900
Arvinmeritor, Inc., Notes	Ba1	8.75	3/1/12	410,000	454,075
Dana Corp.,
Notes	Ba3	9.00	8/15/11	475,000	573,562
Notes	Ba3	10.125	3/15/10	75,000	85,125
Dura Operating Corp., Sr. Sub. Notes, Ser. D	B2	8.625	4/15/12	180,000	178,200
RJ Tower Corp., Gtd . Notes	B3	12.00	6/1/13	230,000	184,000
Stanadyne Corp., Sr. Sub. Notes	Caa1	10.00	8/15/14	220,000	228,800
Tenneco Automotive, Inc.,
Gtd. Notes, Ser. B	Caa1	10.25	7/15/20	120,000	136,800
Gtd. Notes, Ser. B	B3	11.625	10/15/09	130,000	137,150
TRW Automative, Inc., Sr. Sub. Notes	B2	11.00	2/15/13	383,000	455,770
United Rentals North AM, Gtd. Notes	B1	6.50	2/15/12	465,000	447,563
Visteon Corp.,
Notes	Ba1	7.00	3/10/14	620,000	589,000
Notes	Ba1	8.25	8/1/10	30,000	31,575

					4,364,720
Cable—7.4%

Cablevision Systems Corp., Sr. Notes	B3	8.00	4/15/12	555,000	579,975
Charter Communications Holdings LLC,
Sr. Notes	Ca	11.125	1/15/11	285,000	230,850
Sr. Notes	B2	10.750	10/1/09	1,300,000	1,066,000
Sr. Notes	Ca	9.625	11/15/09	450,000	354,375
CSC Holdings Corp., Sr. Notes, Ser. B	B1	8.125	7/15/09	720,000	765,000
General Cable Corp., Sr. Notes	B2	9.50	11/15/10	55,000	61,050
Granite Broadcasting, Sr. Sec’d Notes	B3	9.75	12/1/10	100,000	92,500
Insight Midwest L.P., Sr. Notes	B2	10.50	11/1/10	810,000	886,950
Mediacom Broadband LLC, Gtd. Notes	B2	11.00	7/15/13	630,000	670,950

					4,707,650

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2004 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount	Value (Note 1)

Chemicals—9.4%

Acetex Corp., Sr. Notes	B2	10.875%	8/1/09	$195,000	$214,500
ARCO Chemical Co., Debs.	Ba3	9.375	12/15/05	700,000	724,500
Crompton Corp., Sr. Notes	B1	9.875	8/1/12	105,000	110,250
Equistar Chemical Funding, Gtd. Notes
Sr. Notes	B2	10.125	9/1/08	60,000	67,650
Sr. Notes	B2	10.625	5/1/11	355,000	404,700
Huntsman LLC., Gtd. Notes	B2	11.625	10/15/10	120,000	138,900
IMC Global, Inc.,
Sr. Sub. Notes, Ser. B	B1	10.875	6/1/08	125,000	151,563
Sr. Sub. Notes, Ser. B	B1	11.25	6/1/11	835,000	985,300
Lubrizol Corp., Sr. Notes	Baa3	5.50	10/1/14	80,000	79,452
Macdermid, Inc., Gtd. Notes	Ba3	9.125	7/15/11	190,000	211,850
Methanex Corp., Sr. Notes (Canada)	Ba1	8.75	8/15/12	605,000	695,750
Millennium America, Inc., Gtd. Notes	B1	9.25	6/15/08	210,000	231,525
Nalco Co.,
Sr. Notes	B2	7.75	11/15/11	210,000	222,600
Sr. Sub. Notes	Caa1	8.875	11/15/13	215,000	231,125
Omnova Solutions, Inc., Sec’d Notes	B2	11.25	6/1/10	205,000	229,600
Resolution Performance Products, Inc., Sr. Sub. Notes	Caa2	13.50	11/15/10	665,000	645,050
Union Carbide Corp., Debs.	B1	6.79	6/1/25	190,000	191,900
United Industries Corp., Gtd. Notes, Ser. D	B3	9.875	4/1/09	185,000	193,325
Viskase Corp., Sr. Notes	B2	11.50	6/15/11	225,000	225,450

					5,954,990
Consumer Goods & Services—5.5%

Dimon Inc., Gtd. Notes	B1	9.625	10/15/11	160,000	168,800
Icon Health & Fitness, Inc., Gtd. Notes	B3	11.25	4/1/12	500,000	535,000
Iron Mountain, Inc., Sr. Sub. Notes	B2	8.25	7/1/11	425,000	443,700
Playtex Products, Inc.,
Gtd. Notes	Caa2	9.375	6/1/11	220,000	225,500
Sec’d Notes	B2	8.00	3/1/11	230,000	243,800
Standard Commerical Corp., Sr. Notes	Ba3	8.00	4/15/12	290,000	297,250
Thomas & Betts Corp.,
Notes	Ba1	6.39	2/10/09	15,000	15,956
Notes	Ba1	7.25	6/1/13	40,000	42,806
Xerox Corp.,
Gtd. Notes	B1	9.75	1/15/09	305,000	355,325
Sr. Notes	B1	7.625	6/15/03	450,000	486,000
Wesco Distribution, Inc., Gtd. Notes, Ser. B	B3	9.125	6/1/08	650,000	670,312

					3,484,449

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2004 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount	Value (Note 1)

Containers—6.0%

AEP Industries, Inc., Sr. Sub. Notes	B3	9.875%	11/15/07	$315,000	$320,906
Anchor Glass Container, Inc., Sr. Sec’d. Notes	B2	11.00	2/15/13	585,000	666,900
Crown Euro Holdings SA, Sec’d. Notes	B2	10.875	3/1/13	580,000	674,250
Jefferson Smurfit Corp., Gtd. Notes	B2	7.50	6/1/13	155,000	163,525
Owens-Brockway Glass Container, Inc., Sr. Sec’d. Notes	B2	8.875	2/15/09	815,000	886,313
Pliant Corp., Sec’d. Notes	B3	11.125	9/1/09	255,000	265,200
Stone Container Corp., Sr. Notes
Sr. Notes	B2	8.375	7/1/12	325,000	358,312
Sr. Notes	B2	9.250	2/1/08	450,000	500,625

					3,836,031
Energy & Related Goods & Services—1.1%

Fluor Corp., Notes	B1	6.95	3/1/07	305,000	320,250
Tesoro Petroleum Corp., Sr. Sub. Notes	B2	8.000	4/15/08	125,000	135,000
Utilicorp. United, Sr. Notes	B2	9.950	2/1/11	210,000	231,000

					686,250
Financial Services—4.7%

Alamosa Delaware, Inc., Gtd. Notes	Caa1	11.00	7/31/10	420,000	475,650
Arch Western Finance, Sr. Notes	Ba2	6.75	7/1/13	225,000	241,875
BCP Caylux Holdings LUX SCA, Sr. Sub. Notes	B3	9.625	6/15/04	605,000	653,400
Chevy Chase Bank FSB, Sub. Notes	Ba3	6.875	12/1/13	190,000	191,900
MDP Acquisitions, Sr. notes	B3	9.625	10/1/12	195,000	220,350
New ASAT (Finance) Ltd., Sr. Notes	B3	9.25	2/1/11	310,000	260,400
Refco Finance Holdings, Gtd. Notes	B3	9.00	8/1/12	170,000	181,475
Riggs Capital Trust, Gtd. Notes	Ba2	8.625	12/31/26	270,000	295,650
Ucar Finance, Inc., Gtd. Notes	B2	10.25	2/15/12	400,000	458,000

					2,978,700
Food & Lodging—3.1%

Dole Food Co., Gtd. Notes
Gtd. Notes	B2	7.25	6/15/10	5,000	5,163
Sr. Notes	B2	8.875	3/15/11	165,000	179,438
El Pollo Loco, Inc.	B2	9.25	12/15/09	450,000	463,500
Host Marriot L.P.,
Gtd. Sub. Notes, Ser. I	Ba3	9.50	10/1/07	210,000	235,200
Sr. Sub. Notes, Ser. G	Ba3	9.25	1/15/07	715,000	791,863
Real Mex Restaurants, Inc., Sec’d Notes	B2	10.00	4/1/10	195,000	195,975
United Agricultural Products, Sr. Notes	B3	8.25	12/15/11	60,000	64,800

					1,935,939

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2004 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount	Value (Note 1)

Gaming—5.2%

AMF Bowling Worldwide, Sr. Sub. Notes	B3	10.00%	3/1/10	$220,000	$233,200
Aztar Corp., Sr. Sub. Notes	Ba3	9.00	8/15/11	200,000	221,500
Boyd Gaming Corp., Sr. Sub. Notes	B1	7.750	12/15/12	165,000	176,962
Mandalay Resorts Group, Sr. Sub. Notes	Ba3	9.375	2/15/10	375,000	431,250
MGM Mirage, Inc., Sr. Sub. Notes	Ba1	8.50	9/15/10	510,000	579,487
OED Corp., Gtd. Notes	B2	8.75	4/15/12	225,000	208,125
Park Place Entertainment, Inc.,
Sr. Sub. Notes	Ba2	8.125	5/15/11	355,000	410,025
Sr. Sub. Notes	Ba2	7.000	4/15/13	135,000	150,188
Riviera Holdings Corp., Sr. Sec’d. Notes	B2	11.00	6/15/10	625,000	687,500
River Rock Entertainment, Sr. Notes	B2	9.75	11/1/11	125,000	131,563
Seneca Gaming Corp., Sr. Notes	B2	7.25	5/1/12	70,000	72,275

					3,302,075
General Industrial—10.4%

Allied Waste North America, Inc., Sr. Notes, Ser. B	Ba3	8.50	12/1/08	450,000	488,250
American Rock Salt Co., LLC, Sec’d. Notes	B3	9.50	3/15/14	215,000	222,525
Blount, Inc., Sr. Sub. Notes	Caa1	8.875	8/1/12	230,000	244,375
Borden US Financial Corp., Sr. Sec’d. Notes	B3	9.000	7/15/14	165,000	173,250
Case New Holland, Inc., Sr. Notes	Ba3	9.25	8/1/11	635,000	711,200
Cornell Co’s, Inc., Sr. Notes	B3	10.75	7/1/12	225,000	225,563
El Paso Production Hldg., Gtd. Notes	B3	7.75	6/1/13	225,000	225,563
Invensys, Inc., Sr. Notes	B3	9.875	3/15/11	410,000	420,250
J.B. Poindexter & Co., Sr. Notes	B1	8.750	3/15/14	445,000	470,588
Jostens IH Corp., Gtd. Notes	B3	7.625	10/1/12	70,000	70,350
Koppers, Inc., Gtd. Notes	B2	9.875	10/15/13	380,000	419,900
Lucent Technologies, Inc., Notes	Caa1	7.250	7/15/06	240,000	254,400
Massey Energy Co., Sr. Notes	Ba3	6.625	11/15/10	95,000	99,038
Nortel Networks Ltd., Notes (Canada)	Ba3	6.125	2/15/06	420,000	428,400
Numatics, Inc., Sr. Sub. Notes, Ser. B	Caa2	9.625	4/1/08	365,000	328,500
On Semiconductor, Gtd. Notes	B3	12.000	3/15/10	190,000	218,500
Polypore Inc., Sr. Sub. Notes	Caa1	8.750	5/15/12	425,000	440,938
UGS Corp., Sr. Sub. Notes	B3	10.000	6/1/12	220,000	239,800
Williams Cos., Inc.,
Notes	B3	7.125	9/1/11	765,000	839,587
Notes	B3	8.125	3/15/12	65,000	74,913

					6,595,890
Health Care—6.7%

Athena Neurosciences Finance LLC, Sr. Notes	B2	7.25	2/21/08	670,000	678,375
Biovail Corp., Sr. Sub. Notes	B2	7.875	4/1/10	660,000	673,200

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2004 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount	Value (Note 1)

Health Care (cont’d.)

Extendicare Health Services, Inc.,
Gtd. Notes	B1	9.500%	7/1/10	$95,000	$106,637
NDC Health Corp., Gtd. Notes	B2	10.500	12/1/12	710,000	775,675
Omnicare, Inc., Sr. Sub. Notes	Ba2	6.125	6/1/13	70,000	70,350
Radiologix, Inc., Sr. Notes	B2	10.500	12/15/08	770,000	796,950
Triad Hospitals, Inc.,
Sr. Notes	B2	7.00	5/15/12	450,000	470,250
Sr. Sub. Notes	B3	7.00	11/15/13	230,000	234,025
Vanguard Health Holdings II, Sr. Sub. Notes	Caa1	9.000	10/1/14	460,000	461,150

					4,266,612
Home Building & Real Estate—2.8%

Ainsworth Lumber, Sr. Notes	B2	7.25	10/1/12	100,000	101,000
Beazer Homes USA, Inc., Gtd. Notes	Ba1	8.625	5/15/11	100,000	110,250
Building Materials Corp., Sr. Notes	B2	7.750	8/1/14	80,000	79,200
C.B. Richard Ellis Service, Sr. Notes	B1	9.750	5/15/10	42,000	47,565
Champion Home Builders, Gtd. Notes	B2	11.25	4/15/07	60,000	65,400
Champion Enterprises, Inc., Gtd. Notes	B3	7.625	5/15/09	155,000	153,450
D. R. Horton, Inc.,
Sr. Sub. Notes	Ba2	9.75	9/15/10	110,000	132,825
Sr. Notes	Ba1	6.875	5/1/13	200,000	218,500
Sr. Sub. Notes	Ba2	9.375	3/15/11	500,000	558,750
Meritage Corp., Gtd. Notes	Ba3	9.750	6/1/11	85,000	95,412
Standard Pacific Corp., Sr. Notes	Ba2	6.25	4/1/14	230,000	228,275

					1,790,627
Media & Entertainment—12.8%

Adesa, Inc.	B1	7.625	6/15/12	230,000	236,900
American Media Operation, Gtd. Notes	B2	8.875	1/15/11	10,000	10,375
Bombardier Recreational, Sr. Sub. Notes	B3	8.375	12/15/13	450,000	473,625
Canwest Media, Inc.,	B2	10.625	5/15/11	350,000	398,125
Corus Entertainemnt, Inc., Sr. Sub. Notes (Canada)	B1	8.750	3/1/12	205,000	226,268
Dex Media West Finance,
Gtd. Notes	B2	12.125	11/15/12	380,000	473,100
Sr. Sub. Notes	Caa1	9.875	8/15/13	590,000	693,250
EchoStar DBS Corp., Sr. Notes	B1	9.125	1/15/09	607,000	675,288
Houghton Mifflin Co., Sr. Sub. Notes	B3	9.875	2/1/13	225,000	236,250
LBI Media, Inc., Gtd. Notes	B3	10.125	7/15/12	10,000	11,200
Liberty Group Operating, Inc., Gtd. Notes	Caa1	9.375	2/1/08	200,000	201,500
Lodgenet Enterprises Corp., Sr. Sub. Debs.	B3	9.50	6/15/13	170,000	185,300
Marquee, Inc.	B2	8.625	8/15/12	220,000	233,200
RH Donnelly Finance Corp., Sr. Sub. Notes	B2	10.875	12/15/12	455,000	551,687

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2004 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount	Value (Note 1)

Media & Entertainment (cont’d.)

Sinclair Broadcast Group, Gtd. Notes	B2	8.75%	12/15/11	$210,000	$227,850
True Temper Sports, Inc., Gtd. Notes	B3	8.375	9/15/11	125,000	116,250
Quebecor Madia Inc., Sr. Notes	B2	11.125	7/15/11	1,050,000	1,212,750
Time Warner, Inc., Debs.	Baa1	9.125	1/15/13	425,000	532,116
Vertis, Inc., Gtd. Notes, Ser. B	B3	10.875	6/15/09	290,000	311,750
Von Hoffman Press, Inc.,
Gtd. Notes	B2	10.25	3/15/09	345,000	382,950
Gtd. Notes	B3	10.375	5/15/07	550,000	560,313
Warner Music Group, Sr. Sub. Notes	B3	7.375	4/15/14	145,000	150,075

					8,100,122
Medical Products & Services—1.8%

Amerisource Bergen Corp.	Ba3	8.125	9/1/08	420,000	466,200
Hanger Orthopedic Group, Gtd. Notes	B3	10.375	2/15/09	435,000	400,200
Itron Inc., Sr. Sub. Notes	B2	7.75	5/15/12	30,000	30,075
VWR International, Inc.,
Sr. Notes	B2	6.875	4/15/12	50,000	52,250
Sr. Sub. Notes	B3	8.00	4/15/14	85,000	89,888
Valeant Pharmaceuticals,
Sr. Notes	B1	7.00	12/15/11	135,000	136,687

					1,175,300
Metals—2.2%

AK Steel Corp., Gtd. Notes	B3	7.875	2/15/09	235,000	233,238
Fastentech, Inc., Sr. Notes	B3	11.50	5/1/11	205,000	230,625
ISPAT Inland ULC, Sec’d Notes	Caa1	9.75	4/1/14	215,000	237,038
Neenah Corp., Sec’d Notes	B2	11.00	9/30/10	205,000	223,962
Steel Dynamics, Inc.,
Gtd. Notes	B1	9.50	3/15/09	135,000	149,850
Sr. Notes	B1	9.50	3/15/09	65,000	72,150
Valmont Industries, Inc., Gtd. Notes	Ba3	6.875	5/1/14	40,000	41,200
United States Steel LLC, Sr. Notes	B1	10.75	8/1/08	200,000	236,000

					1,424,063
Oil Exploration/Production—2.3%

Magnum Hunter Re., Gtd. Notes	B2	9.60	3/15/12	127,000	143,510
Newfield Exploration Co., Sr. Sub. Notes	Ba3	6.625	9/1/14	230,000	239,775
Petroleum Geo-Services, Notes	NA	10.00	11/5/10	420,000	475,650
Plains E&P Company, Sr. Notes
Sr. Notes	Ba2	7.125	6/15/14	100,000	107,250
Sr. Sub. Notes	Ba3	8.75	7/1/12	45,000	50,513

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2004 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount	Value (Note 1)

Oil Exploration/Production (cont’d.)

Pride International, Inc., Sr. Notes	Ba2	7.375%	7/15/14	$225,000	$249,750
Whiting Petroleum Corp., Sr. Sub. Notes	B2	7.25	5/1/12	180,000	181,800

					1,448,248
Paper & Packaging—5.4%

Abiti-Consolidated, Inc., Debs. (Canada)	Ba3	8.55	8/1/10	845,000	906,263
American Color Graphics, Notes	Caa1	10.00	6/15/10	100,000	77,000
Blue Ridge Paper Products, Sec’d Notes	B2	9.50	12/15/08	90,000	75,600
Bowater Canada Finance, Gtd. Notes	Ba2	7.95	11/15/11	175,000	184,779
Georgia-Pacific Corp.,
Gtd. Notes	Ba2	8.875	2/1/10	1,000,000	1,170,000
Sr. Notes	Ba2	9.375	2/1/13	225,000	264,938
Norske SKOG, Gtd. Notes	Ba3	8.625	6/15/11	400,000	434,000
Portola Packaging, Inc., Sr. Notes	B2	8.25	2/1/12	120,000	94,200
The Manitowoc Company, Inc., Gtd. Notes	B2	10.50	8/1/12	190,000	218,975

					3,425,755
Retail—4.3%

GAP, Inc., Notes	Ba3	10.30	12/15/08	140,000	171,500
Great Atlantic & Pacific Tea, Inc., Sr. Notes	Caa1	9.125	12/15/11	440,000	336,600
J.C. Penney, Inc.,
Notes	Ba3	7.375	8/15/08	100,000	110,500
Notes	Ba3	7.60	4/1/07	150,000	163,688
Lazydays RV Center, Inc., Sr. Notes	B3	11.75	5/15/12	425,000	446,250
Levi Strauss, Notes	Ca	7.00	11/1/06	245,000	245,000
Mortons Restaurant Group, Inc., Sr. Sec’d Notes	B2	7.50	7/1/10	215,000	205,325
Petro Shopping Ctr. Financial, Sec’d Notes	B3	9.00	2/15/12	85,000	90,100
Rite Aid Corp., Sec’d Notes	B2	8.125	5/1/10	555,000	582,750
Star Gas Partner/Finance, Sr. Notes	Caa3	10.25	2/15/13	10,000	10,950
Suburban Propane Partners., Sr. Notes	B1	6.875	12/15/13	25,000	25,750
Winn-Dixxie Stores, Inc., Gtd. Notes	B1	8.875	4/1/08	415,000	338,225

					2,726,638
Technology—3.4%

Amkor Technologies, Inc.,
Sr. Notes	B3	7.125	3/15/11	805,000	660,100
Sr. Sub. Notes	B3	7.75	5/15/13	240000	196,800
Avaya, Inc., Sr. Sec’d. Notes	Ba2	11.125	4/1/09	430,000	495,575
Sanmina-SCI Corp., Sr. Sec’d. Notes	Ba2	10.375	1/15/10	440,000	503,250
Solectron Corp., Sr. Notes	B1	9.625	2/15/09	255,000	282,412

					2,138,137

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2004 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount	Value (Note 1)

Telecommunications—16.5%

AT & T Corp., Sr. Notes	Ba1	7.30%	11/15/11	$885,000	$990,094
ACC Escrow Corp., Sr. Notes	B2	10.00	8/1/11	460,000	372,600
AdvanStar Communications, Inc.,
Ser. B	B3	12.00	2/15/11	105,000	112,350
Sr. Sec’d. Notes	B3	10.75	8/15/10	335,000	371,012
Alaska Communication Systems Holdings, Gtd. Notes	B2	9.875	8/15/11	350,000	337,750
American Tower Corp., Sr. Notes	Caa1	9.375	2/1/09	186,000	197,160
Centennial Cellular Communication,
Sr. Notes	Caa1	8.125	2/1/14	235,000	224,131
Sr. Notes	Caa1	10.125	6/15/13	430,000	452,575
Crown Castle International Corp., Sr. Notes	B3	9.375	8/1/11	245,000	281,750
Citizens Communications, Notes	Ba3	9.25	5/15/11	840,000	924,000
Fairpoint Communications, Sr. Notes	B3	11.875	3/1/10	45,000	51,300
GCI, Inc., Sr. Notes	B2	7.25	2/15/14	695,000	681,100
Intelsat Ltd., Sr. Notes
Sr. Notes	Ba3	5.25	11/1/08	105,000	95,813
Notes	Ba3	7.625	4/15/12	140,000	126,350
MCI, Inc.,
Sr. Notes	NR	5.91	5/1/07	140,000	138,775
Sr. Notes	NR	6.69	5/1/09	240,000	231,300
Sr. Notes	NR	7.735	5/1/14	100,000	94,750
Nextel Communications, Inc.,
Sr. Notes	B3	9.50	2/1/11	1,240,000	1,407,400
Sr. Notes	Caa1	12.50	11/15/09	298,000	344,190
Qwest Capital Funding, Inc.,
Gtd. Notes	Caa2	7.25	2/15/11	680,000	644,300
Qwest Services Corp., Notes	Caa1	14.00	12/15/14	705,000	853,050
Rogers Cable, Inc., Sr. Sec’d. Notes (Canada)	Ba2	6.25	6/15/13	100,000	98,000
Rogers Wireless, Inc., Sr. Sec’d Notes	Ba3	9.625	5/1/11	450,000	501,750
Rural Cellular Corp.,
Sr. Sub. Notes	Caa2	8.25	3/15/12	45,000	45,787
Sec’d. Notes	B2	9.75	1/15/10	225,000	195,750
Shaw Communications, Inc.,
Sr. Notes	Ba2	7.25	4/6/11	15,000	16,313
Sr. Notes	Ba2	8.25	4/11/10	30,000	33,900
Time Warner Telecommunications, Holdings, Sr. Notes	B2	9.25	2/15/14	235,000	233,825
Triton PCS, Inc.,
Sr. Notes	B3	8.75	11/15/11	330,000	224,400
Western Wireless Corp., Sr. Notes	Caa1	9.25	7/15/13	210,000	214,200

					10,495,675

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2004 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount	Value (Note 1)

Transportation—3.4%

American Airlines, Inc., Pass-Thru Certificates,
Ser. 1999-1, Class A-2	Baa3	7.024%	10/15/09	$130,000	$127,748
Ser. 2001-1, Class A-2	Ba1	6.817	5/23/11	265,000	235,035
Ser. 2001-2, Class A-2	Baa2	7.86	10/1/11	365,000	362,790
Continental Airlines Inc., Pass-Thru Certificates,
Ser. 2001-1, Class A-2	Baa3	6.50	6/15/11	465,000	435,526
Ser. 974A	Baa3	6.90	1/2/11	86,738	83,515
Delta Air Lines, Inc.,
Notes	Ba3	10.375	2/1/11	45,000	12,600
Debs.	Ba3	7.90	12/15/09	485,000	135,800
Kansas City Southern Railway Co., Gtd. Notes	Ba3	9.50	10/1/08	410,000	448,950
Navistar International Corp., Gtd. Notes, Ser. B	Ba3	9.375	6/1/06	195,000	209,137
Northwest Air Lines, Inc., Pass-Thru Certificates,
Ser. 2001-1	Baa3	6.841	4/1/11	80,000	79,024

					2,130,125
Utilities—18.8%

AES Corp.,
Sr. Notes	B2	9.50	6/1/09	20,000	22,350
Sec’d. Notes	B2	9.375	9/15/10	35,000	39,419
Sec’d. Notes	B2	8.875	2/15/11	625,000	695,313
Sec’d. Notes	B2	8.75	5/15/13	84,000	94,710
Sec’d. Notes	B2	9.00	5/15/15	491,000	553,603
Avista Corp., Sr. Notes	Ba1	9.75	6/1/08	380,000	448,552
Calpine Corp., Sec’d. Notes	B	8.50	7/15/10	285,000	218,025
Centerpoint Energy, Sr. Notes, Ser. B	Ba2	6.85	6/1/15	220,000	237,802
Chesapeake Energy Corp.,
Gtd. Notes	Ba3	7.75	1/15/15	265,000	288,850
Sr. Notes	Ba3	7.50	9/15/13	150,000	164,250
Sr. Notes	Ba3	6.875	1/15/16	220,000	229,900
CMS Energy Corp.,
Sr. Notes	B3	8.50	4/15/11	165,000	179,850
Sr. Notes	B3	8.90	7/15/08	160,000	174,400
Sr. Notes	B3	9.875	10/15/07	485,000	538,956
Consol Energy, Inc., Gtd. Notes	Ba2	7.875	3/1/12	215,000	239,725
DPL, Inc., Sr. Notes	Ba3	6.875	9/1/11	220,000	233,200
El Paso Energy Corp.,
Sr. Notes	Caa1	7.00	5/15/11	605,000	583,825
Sr. Notes	Caa1	6.75	5/15/09	795,000	791,025
Encore Acquisition Co., Gtd. Notes	B2	8.375	6/15/12	70,000	78,050
Energy Corporate of America, Sr. Sub. Notes	Caa3	9.50	5/15/07	920,000	883,200
Forest Oil Corp., Sr. Notes	Ba3	8.00	6/15/08	627,000	692,835
Giant Industries, Gtd. Notes	B3	11.00	5/15/12	394,000	451,130

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2004 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount		Value (Note 1)

Utilities (cont’d.)

Midwest Generation LLC., Sr. Sec’d Notes	B1	8.75%	5/1/34	$275,000		$299,750
Nevada Power Co.,
Notes, Ser. E	Ba2	10.875	10/15/09	115,000		133,256
Second Mtge. Bonds	Ba2	9.00	8/15/13	285,000		327,750
NRG Energy, Inc., Sec’d. Notes	B2	8.00	12/15/13	350,000		374,937
Parker Drilling Co., Sr. Notes	B2	9.625	10/1/13	430,000		479,450
Peaboy Energy Corp., Gtd. Notes, Ser. B	Ba3	6.875	3/15/13	100,000		108,000
Premcor Refining Group,
Sr. Sub. Notes	B2	6.75	5/1/14	195,000		201,825
Sr. Sub. Notes	B2	7.75	2/1/12	325,000		354,250
Semco Energy, Inc.
Sr. Notes	Ba2	7.125	5/15/08	20,000		21,100
Sr. Notes	Ba2	7.75	5/15/13	35,000		37,712
Teco Energy Inc.,
Notes	Ba2	7.00	5/1/12	25,000		26,188
Notes	Ba2	7.20	5/1/11	260,000		276,900
TNP Enterprises, Inc., Sr. Sub. Notes, Ser. B	Ba3	10.25	4/1/10	500,000		537,500
Western Resources, Inc.,
Sr. Notes	Ba3	7.125	8/1/09	705,000		778,898
Sr. Notes	Ba3	9.75	5/1/07	134,000		152,652

						11,949,138

Total long-term corporate bonds						89,686,996
COMMON STOCK				Shares

World Kitchen, Inc.(a) (cost $0)				6,031	(c)	—

Total long-term investments (cost $86,257,279)
SHORT-TERM INVESTMENT—1.1%
REPURCHASE AGREEMENT—1.1%				Principal Amount
JP Morgan, 0.72% dated 9/30/04, due 10/1/04 in the amount of $701,769 (cost $700,000; collaterized by $712,985 Federal National Mortgage Mortgage Association Bonds, 5.00%, due 5/1/18, value of collateral including accrued interest is $715,804)				$700,000		700,000
Total Investments—142.4%

(cost $86,957,279; Note 4)						90,386,996
Liabilities in excess of other assets—(42.4%)						(26,942,033)

Net Assets—100%						$63,444,963

(a)	Non-income producing securities.
(b)	US$ denominated foreign bonds.
(c)	Fair-valued security—value is determined by the Valuation Committee or Board of Directors in consultation with the investment adviser.
(d)	Standard & Poor’s Rating.

See Notes to Financial Statements.

Statement of Assets and Liabilities (Unaudited) THE HIGH YIELD PLUS FUND, INC.

Assets	September 30, 2004

Investments, at value (cost $86,957,279)	$90,386,996
Cash	3,060
Interest receivable	2,087,268
Prepaid assets	89,083
Receivable for investments sold	59,112

Total assets	92,625,519

Liabilities
Loan payable (Note 5)	28,000,000
Dividends payable	558,527
Accrued expenses	341,591
Payable for investments purchased	209,588
Deferred directors’ fee payable	30,456
Advisory fee payable	26,198
Administration fee payable	10,479
Loan interest payable (Note 5)	3,717

Total liabilities	29,180,556

Net Assets	$63,444,963

Net assets were comprised of:
Common stock:
Common stock, at par	$159,849
Paid-in capital in excess of par	129,740,803

129,900,652
Undistributed net investment income	54,881
Accumulated net realized gains on investments	(69,940,287)
Net unrealized appreciation on investments	3,429,717

Net assets, September 30, 2004	$63,444,963

Net asset value per share: ($63,445,132 ÷ 15,984,915)	$3.97

See Notes to Financial Statements.

THE HIGH YIELD PLUS FUND, INC.

Statement of Operations

Net Investment Income	Six Months Ended September 30, 2004

Income
Interest	$4,421,233

Expenses
Investment management fee	157,771
Administration fee	63,108
Legal fees and expenses	85,000
Custodian’s fees and expenses	60,000
Insurance expense	45,000
Reports to Shareholders	19,000
Transfer agent’s fees and expenses	19,000
Registration fees	18,000
Directors’ fees and expenses	15,000
Independent accountant’s fees and expenses	11,000
Miscellaneous	6,536

Total expenses without interest expense	499,415
Loan interest expense (Note 5)	268,013

Total expenses	767,428

Net investment income	3,653,805

Realized and Unrealized Gain (Loss) on Investments
Net realized gains on investment transactions	1,211,490
Net change in unrealized appreciation (depreciation) on investments	(2,276,128)

Net gain on investments	(1,064,638)

Net Increase in Net Assets Resulting from Operations	$2,589,167

THE HIGH YIELD PLUS FUND, INC.

Statement of Cash Flows

Increase (Decrease) in Cash	Six Months Ended September 30, 2004

Cash flows from operating activities:
Interest received	$4,462,555
Operating expenses paid	(376,679)
Loan interest and commitment fees paid	(267,219)
Purchases of long-term portfolio investments	(25,120,332)
Purchases of short-term portfolio investments	200,000
Proceeds from sale of long-term portfolio investments	24,040,868
Decrease in prepaid assets	44,946

Net cash generated in operating activities	2,984,139

Cash flows from financing activities:
Cash dividends paid (excluding reinvestment of dividends of $317,955)	(3,026,494)

Net decrease in cash	(42,355)
Cash at beginning of period	45,415

Cash at end of period	$3,060

Reconciliation of Net Increase in Net Assets to Net Cash Used in Operating Activities
Net increase in net assets resulting from operations	$2,589,167

Increase in investments	(661,264)
Net realized gains on investment transactions	(1,211,490)
Net change in unrealized appreciation (depreciation) on investments	2,276,128
Decrease in receivable for investments sold	962,078
Decrease in interest receivable	41,322
Decrease in other assets	44,946
Decrease in payable for investments purchased	(1,180,278)
Increase in accrued expenses and other liabilities	123,530

Total adjustments	394,972

Net cash flows used in operating activities	$2,984,139

See Notes to Financial Statements.

THE HIGH YIELD PLUS FUND, INC.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended September 30, 2004	Year Ended March 31, 2004

Operations

Net investment income	$3,653,805	$6,692,532

Net realized loss on investment transactions	1,211,490	(1,805,085)

Net change in unrealized appreciation (depreciation) on investments	(2,276,128)	10,146,376

Net increase (decrease) in net assets resulting from operations	2,589,167	15,033,823

Dividends from net investment income (Note 1)	(3,346,749)	(6,570,916)

Value of Fund shares issued to shareholders in reinvestment of dividends (Note 6)	317,955	612,054

Total increase (decrease)	(439,627)	9,074,961

Net Assets

Beginning of period	63,884,590	54,809,629

End of period (a)	$63,444,963	$63,884,590

(a) Includes undistributed net investment income of	$54,881	$—

THE HIGH YIELD PLUS FUND, INC.

Notes to Financial Statements

The High Yield Plus Fund, Inc. (the “Fund”) was organized in Maryland on February 3, 1988, as a diversified, closed-end management investment company. The Fund’s primary objective is to provide a high level of current income to shareholders. The Fund seeks to achieve this objective through investment of at least 80% of its investable assets in publicly or privately offered high yield debt securities rated in the medium to lower categories by recognized rating services or nonrated securities of comparable quality. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation:  Securities for which market quotations are readily available—including securities listed on national securities exchanges and those traded over-the-counter—are valued at the last quoted sales price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Securities for which market quotations are not readily available or for which the pricing agent or market makers does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the adviser, does not represent fair value, are valued by a Valuation Committee appointed by the Board of Directors, in consultation with the adviser.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

Repurchase Agreements:  In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Financial Statements THE HIGH YIELD PLUS FUND, INC.

Foreign Currency Translation:  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities—at the current daily rate of exchange.

(ii)  purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Cash Flow Information:  The Fund invests in securities and pays dividends from net investment income and distributions from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts and premiums on debt obligations. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” or “Payable to Custodian” in the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income:  Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Dividends and Distributions:  The Fund expects to pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Federal Income Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates:  The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has agreements with, among others, Wellington Management Company, LLP (the “Investment Adviser”) and Prudential Investments LLC (the “Administrator”). The Investment Adviser makes investment decisions on behalf of the Fund; the Administrator provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.

The investment advisory agreement provides for the Investment Adviser to receive a fee, computed weekly and payable monthly at an annual rate of .50% of the Fund’s average weekly net assets. The administration agreement provides for the Administrator to receive a fee, computed weekly and payable monthly at an annual rate of .20% of the Fund’s average weekly net assets.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments for the six months ended September 30, 2004, aggregated $23,940,054 and $23,078,790, respectively.

Notes to Financial Statements THE HIGH YIELD PLUS FUND, INC.

Note 4. Tax Information

The Fund had a capital loss carryforward as of March 31, 2004 of approximately $70,564,000, of which $500,000 expires in 2007, $8,206,000 expires in 2008, $8,395,000 expires in 2009, $24,697,000 expires in 2010, $26,140,000 expires in 2011 and $2,626,000 expires in 2012. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Additionally, during the fiscal year ended March 31, 2004, approximately $1,806,000 of the capital loss carryforward expired unused.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2004 was as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$87,544,645	$5,630,891	$2,788,540	$2,842,351

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Note 5. Borrowings

The Fund has a credit agreement with an unaffiliated lender. The maximum commitment under this agreement is $35,000,000. Interest on any such borrowings is based on market rates and is payable quarterly and at maturity. The Fund may utilize these borrowings (leverage) in order to increase the potential for gain on amounts invested. There can be no guarantee that these gains will be realized. There are increased risks associated with the use of leverage. The average daily balance outstanding during the six months ended September 30, 2004 was $28,000,000 at a weighted average interest rate of 1.91%. The maximum face amount of borrowings outstanding at any month-end during the six months ended September 30, 2004 was $28,000,000. The current borrowings of $28,000,000 (at a weighted average interest rate of 2.62%) will mature on September 30, 2004.

The Fund pays commitment fees at an annual rate of .10 of 1% on any unused portion of the credit facility. Commitment fees are included in “Loan Interest” as reported on the Statement of Assets and Liabilities and on the Statement of Operations.

Note 6. Capital

There are 100 million shares of common stock authorized at $.01 par value per share. During the periods ended September 30, 2004 and March 31, 2004, the Fund issued 79,748 and 153,853 shares in connection with reinvestment of dividends, respectively.

Note 7. Dividends

On November 16, 2004, the Board of Directors of the Fund declared dividends of $0.035 per share payable on January 7, 2005, February 11, 2005 and March 11, 2005 to stockholders of record on December 31, 2004, January 31, 2005 and February 28, 2005, respectively.

Financial Highlights THE HIGH YIELD PLUS FUND, INC.

	Six Months Ended September 30, 2004		Year Ended March 31,
			2004	2003	2002	2001	2000
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$4.02		$3.48	$3.92	$5.02	$6.42	$7.36

Income from investment operations
Net investment income	.22		.44	.42	.62	.81	.89
Net realized and unrealized gain (loss) on investments	(.06)		.52	(.45)	(1.00)	(1.34)	(.94)

Total from investment operations	.16		.96	(.03)	(.38)	(.53)	(.05)

Less dividends and distributions
Dividends from net investment income	(.21)		(.42)	(.41)	(.72)	(.86)	(.89)
Distributions in excess of net investment income	—		—	—	—	(.01)	—

Total dividends and distributions	(.21)		(.42)	(.41)	(.72)	(.87)	(.89)

Net asset value, end of period(a)	$3.97		$4.02	$3.48	$3.92	$5.02	$6.42

Market price per share, end of period(a)	$4.54		$4.30	$3.63	$4.38	$6.20	$6.1875

TOTAL INVESTMENT RETURN(b):	4.00%		31.45%	(6.41)%	(19.20)%	15.49%	(2.96)%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)	$63,445		$63,885	$54,810	$61,339	$77,593	$98,212
Average net assets (000 omitted)	$64,000		$61,020	$53,407	$67,722	$88,620	$107,803
Ratio to average net assets:
Expenses, before loan interest and commitment fees	2.42	%(c)	1.52%	1.53%	1.33%	1.26%	1.08%
Total expenses	1.58	%(c)	2.42%	2.72%	3.19%	3.92%	3.47%
Net investment income	10.98	%(c)	11.34%	11.82%	14.15%	14.00%	12.60%
Portfolio turnover rate	31	%(d)	53%	87%	76%	68%	83%
Total debt outstanding at end of period (000 omitted)	$28,000		$28,000	$21,000	$22,000	$28,000	$42,000
Asset coverage per $1,000 of debt outstanding	$3,266		$3,282	$3,610	$3,788	$3,771	$3,338

(a)	NAV and market value are published in The Wall Street Journal each Monday.
(b)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total returns for periods less than one year are not annualized.
(c)	Annualized.
(d)	Not annualized.

Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

See Notes to Financial Statements.

Supplemental Proxy Information (Unaudited) THE HIGH YIELD PLUS FUND, INC.

The annual meeting of shareholders of The High Yield Plus Fund, Inc. was held on August 17, 2004, at the offices of Prudential Investments LLC, 100 Mulberry Street, Newark, New Jersey. The meeting was held for the following purpose:

(1)	To elect the following directors to serve as follows:

	Directors	Class	Term	Expiring
	David E. A. Carson	1	3 years	2007
	Eugene C. Dorsey	1	3 years	2007

Directors whose term of office continued beyond this meeting are Robert E. La Blanc, Douglas H. McCorkindale, Thomas T. Mooney and Clay T. Whitehead.

The results of the proxy solicitation on the above matter were as follows:

	Directors	Votes for	Votes against	Votes withheld	Abstentions
(1)	David E. A. Carson	14,027,083	—	309,519	—
	Eugene C. Dorsey	14,017,002	—	319,660	—

Other Information (Unaudited) THE HIGH YIELD PLUS FUND, INC.

Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (“Shares”) pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

Equiserve Trust Company, N.A. (the “Plan Agent”) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of Shares on the valuation date or the Fund declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue Shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

All correspondence concerning the Plan should be directed to the Plan Agent, Equiserve Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011.

Proxy Voting Policies and Procedures. The Fund votes proxies related to the portfolio’s securities according to a set of policies and procedures approved by the Fund’s board. A description of the policies and procedures may be obtained, without charge, by calling (800) 451-6788 or by visiting the SEC’s website at www.sec.gov.

Item 2 –	Code of Ethics – Not required as this is not an annual filing.

Item 3 –	Audit Committee Financial Expert – Not applicable with semi-annual filing.

Item 4 –	Principal Accountant Fees and Services – Not applicable with semi-annual filing.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required for a semi-annual filing.

Item 8 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
4/1/2004 through 4/30/2004	0	0.00	0	0
5/1/2004 through 5/31/2004	0	0.00	0	0
6/1/2004 through 6/30/2004	0	0.00	0	0
7/1/2004 through 7/31/2004	0	0.00	0	0
8/1/2004 through 8/31/2004	0	0.00	0	0
9/1/2004 through 9/30/2004	0	0.00	0	0
Total	0	0.00	0	0

Item 9 –	Submission of Matters to a Vote of Security Holders:

On May 25, 2004, the Board of Directors adopted the following Nominating Committee policy:

Procedures Governing Director Nominations and

Submission of Recommendations by Stockholders

I. General

The Nominating Committee (“Committee”) is a committee of the Board of Directors (the “Board”) of The High Yield Plus Fund, Inc. (the “Fund”) whose primary responsibility is to identify and recommend for nomination candidates to serve as Board members who are not “interested persons” of the Fund (“Independent Board Members”) as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”). The procedures below set forth the Committee’s process for identifying and evaluating Board members and the process by which stockholders of the Fund may submit recommendations for Board nominations.

II. Identification of Nominees

The Committee shall stand ready to recommend to the Board one or more candidates for such Board membership, based on its research of the people suggested to it or identified by it as potential candidates. Potential candidate names may be accepted from Board members, Fund shareholders, legal counsel to the Independent Board Members or such other sources as the Committee deems appropriate. If the Committee becomes aware of more than one potential candidate, it shall attempt to rank such candidates in terms of overall suitability for Board membership. The Chairperson shall maintain records of any research performed by or on behalf of the Committee to determine and evaluate candidate qualifications and relative rankings. Such information shall be provided to the Board upon its request.

Other than to fill a Board vacancy, there are two primary circumstances under which the Committee would take action:

(1)	The Committee will act if it identifies concerns that relate to the Board’s size or composition. Such concerns could arise from annual or other reviews and evaluations by the Independent Board Members of the Board’s performance, efficiency and effectiveness. Action by the Committee in this context normally will be commenced with the concurrence of, and shall be reported to, the other Independent Board Members.

(2)	The Committee will recommend Board nominees in connection with annual or special shareholder meetings of the Fund at which persons are to be proposed for election to the Board.

III. Criteria for Selecting Nominees

The Committee shall nominate candidates for new or vacant Board positions based on its evaluation of which applicants or potential candidates are most qualified to serve and protect the interests of the Fund’s shareholders and to promote the effective operations of the Board. In order for the Committee to consider an applicant or potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance (collectively, “Preliminary Information”).

A successful candidate must qualify as an Independent Board Member under the 1940 Act and should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness. Thus, depending on the Committee’s perception of Board needs at any given time, the Committee can rate certain qualities higher than others when considering potential candidates for a particular Board vacancy or new position. For example, the Committee might determine to assign special weight to the presence of particular skills, such as financial, accounting, investment management or legal experience, or to particular characteristics necessary to maintain an appropriately diverse Board membership.

In order to facilitate the nominating process, the Committee shall produce and, as appropriate, update a “Proposed Nominee Criteria List and Rating Scale” (the “Criteria List”) to be completed with respect to every person who wishes to be considered for nomination as a Board member. The Criteria List shall include a listing of those qualities that the Committee believes are essential or desirable for any nominee for a particular Board vacancy. The results of ratings derived from the Criteria List shall not be determinative of which person shall be nominated by the Committee because individual Committee members (or the Committee as a whole) can decide to assign different weightings to different qualities and attributes set forth in the Criteria List.

IV. Submissions by Shareholders of Potential Nominees

The Committee shall consider potential candidates for nomination identified by one or more shareholders of the Fund. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order to be considered by the Committee, any shareholder recommendation must include the Preliminary Information set forth in Section V above.

Following an initial evaluation by the Committee based on the Preliminary Information, a successful candidate proposed by a shareholder must:

(1)	demonstrate the integrity, experience, sound business judgment, talents and commitment necessary to fulfill the fiduciary duties inherent in Board membership and to add value to the Board’s performance of its duties;

(2)	be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Board Member under the 1940 Act or otherwise have material relationships with key service providers to the Fund;

(3)	submit character references and agree to appropriate background checks;

(4)	demonstrate the disposition to act independently from management, but effectively within a Board composed of numerous members;

(5)	be willing to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the candidate’s qualifications; and

(6)	if nominated and elected, be able to prepare for and attend in person at least ten full days of Board and committee meetings annually at various locations in the United States.

Item 10 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11 –	Exhibits

(a)	Code of Ethics – Not applicable with semi-annual filing.

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The High Yield Plus Fund, Inc.

By (Signature and Title)*	/s/ DEBORAH A. DOCS
Deborah A. Docs Secretary

Date November 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JUDY A. RICE
Judy A. Rice President and Principal Executive Officer

Date November 23, 2004

By (Signature and Title)*	/s/ GRACE C. TORRES
Grace C. Torres Treasurer and Principal Financial Officer

Date November 23, 2004

*	Print the name and title of each signing officer under his or her signature.